UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report:	March 4, 2010
Date of earliest event reported:	March 4, 2010

OFFICEMAX INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware	1-5057	82-0100960
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

263 Shuman Blvd.

Naperville, Illinois 60563

(Address of principal executive offices) (Zip Code)

(630) 438-7800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On March 4, 2010, members of senior management of OfficeMax Incorporated (“OfficeMax”) will host an Investor Conference in New York City, at which they will meet with investors and investment professionals and make a webcast presentation.  During the presentation, management will discuss various aspects of OfficeMax’s five-year plan; reaffirm 2010 guidance first provided during the OfficeMax earnings call on February 17, 2010; discuss five-year growth plan targets, capital expenditure plans, and capital structure plans; and discuss the macroeconomic assumptions upon which such targets and plans are based using the selected slides attached hereto as Exhibit 99.1.  The live webcast and all of the slides used in the presentation can be accessed via the Internet by visiting the “Investors” section of the OfficeMax website at http://investor.officemax.com. The webcast will be archived and available online for one year following the conference and will be posted on the “Presentations” page located within the “Investors” section of the OfficeMax website.  The information included in Exhibit 99.1 is incorporated by reference in this Item 7.01, and is deemed to be furnished, not filed, pursuant to Item 7.01 of Form 8-K.

Certain statements made in the attached slides and orally at the conference made by or on behalf of the company constitute “forward-looking statements” within the meaning of the federal securities laws, including statements regarding the company’s future performance, as well as management’s expectations, beliefs, intentions, plans, estimates or projections relating to the future.  Management believes that these forward-looking statements are reasonable.  However, the company cannot guarantee that the macroeconomy will perform within the assumptions underlying our projected outlook, or that its actual results will be consistent with the forward-looking statements and you should not place undue reliance on them.  These statements are based on current expectations and speak only as of the date they are made.  The company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of future events, new information or otherwise. Important factors regarding the company that may cause results to differ from expectations are included in the company’s Annual Report on Form 10-K for the year ended December 26, 2009, under Item 1A “Risk Factors”, and in the company’s other filings with the SEC.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 99.1	OfficeMax Incorporated selected slides to be used during the Investor Conference held in New York City on March 4, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 4, 2010

OFFICEMAX INCORPORATED

	By:	/s/ Matthew R. Broad
Matthew R. Broad
Executive Vice President and General Counsel

EXHIBIT INDEX

Number	Description

Exhibit 99.1	OfficeMax Incorporated selected slides to be used during the Investor Conference held in New York on March 4, 2010